UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 20, 2004

WESTAR ENERGY, INC.

(Exact name of registrant as specified in its charter)

KANSAS	1-3523	48-0290150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

818 South Kansas Avenue, Topeka, Kansas	66612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (785) 575-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WESTAR ENERGY, INC.

This Form 8-K/A amends the Current Report on Form 8-K dated October 20, 2004 and filed with the Securities and Exchange Commission on October 21, 2004 reporting, among other things, the appointment of Sandra A.J. Lawrence and Jerry B. Farley to our board of directors.

Section 5. Corporate Governance and Management

Item 5.02(d)(3) - Committee Appointments of Recently-Appointed Directors

On November 23, 2004, the board of directors appointed Sandra A.J. Lawrence to serve on the Compensation Committee and the Nominating and Corporate Governance Committee of the board of directors.

On November 23, 2004, the board of directors appointed Jerry B. Farley to serve on the Audit Committee and the Nominating and Corporate Governance Committee of the board of directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Westar Energy, Inc.

Date: November 23, 2004	By:	/s/ LARRY D. IRICK
Larry D. Irick, Vice President, General Counsel
and Corporate Secretary